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                                                                    Exhibit 10.7

                             ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT (this " Agreement") is entered into as of
August 29, 2000, among SILVER LAKE PARTNERS, L.P .("Silver Lake") (the "Assignor"), MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC. (the "MS Assignee"), SILVER LAKE INVESTORS, L.P. and SIL VER LAKE TECHNOLOGY INVESTORS, L.L.C. (collectively , the "SL Assignees"), INTEGRAL CAPITAL PARTNERS V, L.P. and INTEGRAL CAPITAL PARTNERS V-MS SIDE FUND, L.P. (collectively, the "Integral Assignees" and, together with the MS Assignee and the SL Assignees, the " Assignees") and CABLETRON SYSTEMS, INC. (the "Company").

                                   RECITALS

     WHEREAS, the Assignor has entered into a Securities Purchase Agreement, dated as of July 26, 2000, with the Company (the "Purchase Agreement"); capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement;

     WHEREAS, each of the Assignees desires to become an "Investor" under the Purchase Agreement with respect to the purchase of those Shares, Parent Warrants, Subsidiary Stock Purchase Rights and IPO Valuation Warrants (if any) set forth under such Assignee's name on Schedule A hereto, as well as any Replacement Warrants issuable under the Purchase Agreement in respect of such Subsidiary Stock Purchase Rights and any Subsidiary Warrants issuable under the Purchase Agreement in respect of such Parent Warrants and Replacement Warrants (with respect to each such Assignee, collectively, its " Assigned Securities");

     WHEREAS, pursuant to its rights under Section 9.4 of the Purchase Agreement, the Assignor desires to assign to each of the Assignees the Assignor's rights and obligations under the Purchase Agreement with respect to the purchase of such Assignee's Assigned Securities, and to cause such Assignee to become an "Investor" under the Purchase Agreement with respect to such Assigned Securities and a party to the Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     SECTION I. Assignment and Assumption. The Assignor hereby assigns to each Assignee the Assignor's rights and obligations under the Purchase Agreement with respect to the purchase of such Assignee's Assigned Securities, and such Assignee hereby assumes such rights and obligations under the Purchase Agreement (severally and not jointly with the other Assignees), hereby becomes an "Investor" under the Purchase Agreement with respect to its Assigned Securities and a party to the Purchase Agreement, and hereby agrees to pay its portion of the Purchase Price as required under the Purchase Agreement with respect to the purchase of its Assigned Securities ( each Assignee's portion of the Purchase Price to be paid at the Closing, as set forth under such Assignee's
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name on Schedule A hereto, its " Assignee Purchase Price") and to comply with the other covenants and agreements of an Investor under the Purchase Agreement and the other Transaction Documents. The Company and each of the other parties hereto hereby agrees that, notwithstanding anything to the contrary contained in the Purchase Agreement or any of the other Transaction Documents, the MS Assignee shall be permitted (without the consent of any other Person), to transfer any or all of its Assigned Securities to a collective investment vehicle for which PG Investors III, Inc. is the sole general partner or sole managing member, as applicable (each, a "PG Fund") at any time prior to or following the Closing, subject to such PG Fund having agreed to be bound by the terms and conditions of the Purchase Agreement and each of the other Transaction Documents applicable to an "Investor" thereunder (including without limitation such PG Fund having made the representations and warranties of an "Investor" thereunder) in a form reasonably acceptable to the Company and to the Assignor (and such agreement shall constitute a waiver of any restrictions to the contrary contained in the Purchase Agreement or any of the other Transaction Documents).

     SECTION 2. Closing Payments. Not later than two business days prior to the Closing, the Company will notify each of the Assignees in writing or by electronic mail of the bank account(s) to which such Assignee's Assignee Purchase Price is to be wired at the Closing.

     SECTION 3. Amendment of Purchase Agreement. Each Assignee acknowledges that, pursuant to Section 9.7 of the Purchase Agreement, the Purchase Agreement may be amended upon the written consent of the Company and the Majority Investors, and such Assignee further acknowledges that the Company and the Majority Investors intend to amend the Purchase Agreement prior to the Closing in the manner contemplated by Section 1.4(f) of the Purchase Agreement.

     SECTION 4. Representations and Warranties. Each of the Assignees hereby makes each of the representations and warranties contained in Article IV of the Purchase Agreement (severally with respect solely to itself, and not jointly with the other Assignees) to the Company and the Assignor as of the date hereof. Each of the Assignees hereby acknowledges and agrees that it is purchasing its Assigned Securities directly from the Company under the Purchase Agreement, and not in any manner from the Assignor, and that the Assignor has made no representations, warranties, covenants or agreements whatsoever to such Assignee with respect to the value of, or other matters relating to, such Assigned Securities (except for those covenants and agreements of the Assignor expressly set forth in this Agreement). This Agreement shall constitute a "Transaction Document" for purposes of the Purchase Agreement.

     SECTION 5. Entire Agreement: Supersedes Prior Agreements. This Agreement, the Purchase Agreement and the other Transaction Documents (in each case including all the exhibits and schedules hereto and thereto, and including any written agreements entered into in connection therewith) constitute the full and entire understanding and agreement among the parties hereto with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Other than the representations, warranties, covenants and agreements set forth herein and in the Purchase Agreement and the other Transaction Documents to which they are parties

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(in each case including all the exhibits and schedules hereto and thereto, and including any written agreements entered into in connection therewith), none of the parties hereto has made or is making any representation, warranty, covenant or agreement, express or implied, with respect to the matters contained in this Agreement, the Purchase Agreement and the other Transaction Documents, and no promise or inducement for this Agreement, the Purchase Agreement or the other Transaction Documents has been made by any party hereto, other than as set forth in this Agreement, the Purchase Agreement and the other Transaction Documents to which they are parties (in each case including all the exhibits and schedules hereto and thereto, and including any written agreements entered into in connection therewith). This Agreement is executed by each of the Assignees freely and voluntarily, and without reliance upon any statement or representation by the Company or the Assignor to the Assignees or any of their Affiliates, attorneys or agents, except as set forth herein and in the Purchase Agreement and the other Transaction Documents to which they are parties (in each case including all the exhibits and schedules hereto and thereto, and including any written agreements entered into in connection therewith).

     SECTION 6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of Delaware exclusive of its conflict-of-law principles. The parties hereby submit to the non-exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, proceeding or judgment with respect to this Agreement. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

     SECTION 7. Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     SECTION 8. Amendment and Waiver. This Agreement may be amended or modified, and the rights of the parties hereto may only be waived, upon the written consent of the Assignor and each of the Assignees to whom such amendment, modification or waiver relates.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                SILVER LAKE PARTNERS, L.P.

                                By: Silver Lake Technology Associates, L.L.C.,
                                    its general partner

                                By: /s/ James A. Davidson
                                    -----------------------------
                                    An Authorized Signatory


                                MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC.

                                By: /s/ Thomas A. Clayton
                                    -----------------------------
                                    Name: Thomas A. Clayton
                                    Title: Vice President


                                SILVER LAKE INVESTORS, L.P.

                                By: Silver Lake Technology Associates, L.L.C.,
                                    its general partner

                                By: /s/ James A. Davidson
                                    -----------------------------
                                    An Authorized Signatory


                                SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

                                By: Silver Lake Technology Associates, L.L.C.,
                                    its managing member

                                By: /s/ James A. Davidson
                                    -----------------------------
                                    An Authorized Signatory

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                                INTEGRAL CAPITAL PARTNERS V, L.P.

                                By: Integral Capital Management
                                    L.L.C., its general partner
                                    -------------------------------

                                By: /s/ Pamela K. Hagenah
                                    -----------------------------
                                    Name: Pamela K. Hagenah
                                    Title: Manager


                                INTEGRAL CAPITAL PARTNERS V-MS
                                SIDE FUND, L.P.

                                By: ICP Management, L.L.C., its
                                    general partner
                                    -----------------------------

                                By: /s/ Pamela K. Hagenah
                                    -----------------------------
                                    Name: Pamela K. Hagenah
                                    Title: Manager


Agreed and Accepted:

CABLETRON SYSTEMS, INC.

By: /s/ Piyush Patel
    ------------------------------
    Name: Piyush Patel
    Title: Chief Executive Officer

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